UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6884 Sierra Center Pkwy, Reno, Nevada		89511
(Address of Principal Executive Offices)		(Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ORA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

Stockholders voted on the following three proposals at the Company’s 2025 Annual Meeting. For more information on the following proposals submitted to stockholders, see the 2025 Proxy Statement. The results of the votes were as follows:

Proposal 1 - Election of Directors
The stockholders elected the following eight individuals to the Board to serve as directors until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified or until the earlier of their death, resignation, retirement, disqualification or removal from office:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Isaac Angel	48,190,303.61	1,010,104.00	16,912.00	991,964.00
Ravit Barniv	49,119,489.61	81,389.00	16,441.00	991,964.00
Karin Corfee	49,120,829.61	80,196.00	16,294.00	991,964.00
David Granot	38,900,408.61	10,299,849.00	17,062.00	991,964.00
Michal Marom	47,431,459.61	1,769,430.00	16,430.00	991,964.00
Dafna Sharir	46,490,209.61	2,697,437.00	29,673.00	991,964.00
Stanley B. Stern	44,989,055.61	4,211,786.00	16,478.00	991,964.00
Byron G. Wong	49,124,713.61	76,146.00	16,460.00	991,964.00

Proposal 2 – Approval of the Compensation of our Named Executive Officers on an Advisory Basis
The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
	42,927,027.64	6,086,471.97	203,820.00	991,964.00
Proposal 3 – Ratification of Appointment of Kesselman & Kesselman for 2025.
The stockholders ratified the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

	Votes For	Votes Against	Votes Abstained
	50,047,613.61	134,519.00	27,151.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/Doron Blachar
Name: Doron Blachar
Title: Chief Executive Officer

Date: May 7, 2025